Dated as of March 9, 2005

                           GENERAL SECURITY AGREEMENT
                           --------------------------
                              (SECURES A GUARANTY)

                          1. GRANT OF SECURITY INTEREST
                             --------------------------

         (a) In consideration of the extensions of credit and other financial accommodations made by GMAC COMMERCIAL FINANCE LLC ("SECURED PARTY") to I/OMagic Corporation (the "BORROWER") and other valuable consideration, IOM HOLDINGS, INC. ("DEBTOR") hereby grants Secured Party a lien and security interest in the "Collateral" to secure the "OBLIGATIONS".

         (b) For purposes of this Agreement, the term "COLLATERAL" means all of Debtor's right, title and interest in and to personal property, including without limitation, accounts, chattel paper (both tangible and electronic), goods, inventory, equipment, fixtures, payment intangibles, general intangibles (including tax refunds and intellectual property), software, instruments, letters of credit, letter or credit rights, money, documents, deposit accounts, commercial tort claims (including all of Debtor's rights and claims arising under, in connection with or related to the lawsuit styled IOM HOLDINGS, INC. AND I/OMAGIC CORPORATION V. LAWRENCE W. HOROWITZ, GREGORY B. BEAM, LAWRENCE M. CRON, HORWITZ & CRON, KEVIN J. SENN, SENN PALUMBO MEULMANS LLP ET AL, Case Number 03CC07383, Orange County California Superior Court, and the claims on which such lawsuit is based, and the matter of arbitration styled, IOM HOLDINGS, INC. V. DEVELOPMENT SPECIALISTS, INC., REF. NUMBER 73 Y 181 00168 04 LOPE, AMERICAN ARBITRATION ASSOCIATION, and the claims on which the arbitration matter is based), investment property, commodity contracts, commodity accounts, timber to be cut, oil, gas and other minerals prior to extraction, as-extracted collateral vehicles, and supporting obligations, and all additions and accessions to, all spare and repair parts, special tools, dies, equipment and replacements for, all returned or repossessed goods, the sale of which gave rise to, and all proceeds (including proceeds of insurance and condemnation awards) and products of the foregoing, wherever located, whether now existing or hereafter acquired.

         (c) For purposes of this Agreement, the term "OBLIGATIONS" means (i) all amounts now or in the future owing by Debtor to Secured Party, however and whenever arising, including, without limitation, under the Guaranty of even date, pursuant to which Debtor guaranteed all of Borrowers' obligations to Secured Party (the "GUARANTY"), (ii) all of Debtor's obligations under this Agreement and (iii) reasonable attorneys' fees and costs incurred by Secured Party in enforcing its rights under this Agreement or as called for by any other agreement or instrument to which Secured Party and Debtor are parties.

                             2. DEBTOR'S WARRANTIES
                                -------------------

         Debtor warrants that while any of the Obligations are unpaid:

         (a) OWNERSHIP. Debtor is the owner of the Collateral free of all encumbrances and security interests other than security interests of record as of the date hereof and Secured Party's security interests, free from all other encumbrances and security interests.

         (b) AUTHORITY TO CONTRACT. The execution and delivery of this Agreement and any instruments evidencing the Obligations will not violate or constitute a breach of Debtor's Articles of Incorporation, Code of Regulations or any agreement or restriction to which Debtor is a party or is subject, which has not been waived.

         (c) STATE OF FORMATION; NAME. The Debtor is a corporation organized under the laws of the State of Nevada. The Debtor's name as it appears in this agreement is identical to the name of the Debtor appearing in the Debtor's organizational documents, as amended.

         (d) ADDRESSES. The address of Debtor's place of business, or if Debtor has more than one place of business, then the address of Debtor's chief executive office, is as set forth below. Such location shall not be changed without the prior written consent of Secured Party, but the Collateral, wherever located, is covered by this Agreement.

         (e) CHANGE OF NAME OR ADDRESS. Debtor shall immediately advise Secured Party in writing of any change in its name or address.

         (f) TAYPAYER I.D. NO. AND ORGANIZATION NO.. Debtor's taxpayer identification number and state organization number, if any, shown below are correct.

         (g) SALES OR TRANSFERS OF COLLATERAL. Debtor shall not sell or transfer any of the Collateral except in the ordinary course of Debtor's business.

         (h) BENEFIT. Debtor and Borrowers are part of a integrated business operation and Debtor will benefit in a direct and substantial way from loans and financial accommodations being made by Secured Party to Borrowers.

                              3. DEBTOR'S COVENANTS
                              ---------------------

         Debtor covenants and agrees:

         (a) MAINTENANCE OF COLLATERAL. Debtor shall: maintain the Collateral in good condition and repair and not permit its value to be impaired, ordinary wear and tear excepted, keep it free from all liens, encumbrances and security interests (other than the security interests noted above); defend it against all claims and legal proceedings by persons other than secured creditors of record as of the date of this Agreement; pay and discharge when due all taxes, license fees, levies and other charges upon it; not sell, lease or otherwise dispose of it or permit it to become a fixture or an accession to other goods, except for sales as provided in paragraph 2(g) of this Agreement, not permit it to be used in violation of any applicable law, regulation or policy of insurance; and, as to Collateral consisting of instruments and chattel paper, preserve rights in it against prior parties. Loss of or damage to the Collateral shall not release Debtor from any of the Obligations.

         (b) INSURANCE ON COLLATERAL. At its own expense, Debtor will maintain comprehensive casualty insurance on all tangible Collateral against such risks, in such amounts, with such deductibles and with such companies as may be satisfactory to Secured Party, and provide Secured Party with proof of insurance acceptable to Secured Party. Each insurance policy shall contain a lender's loss payable endorsement satisfactory to Secured Party and a prohibition against cancellation or amendment of the policy or removal of Secured Party as loss payee without at least 30 days prior written notice to Secured Party.

         (c) MAINTENANCE OF SECURITY INTEREST. Debtor shall pay all expenses, and, upon request, take any action reasonably deemed advisable by Secured Party to preserve the Collateral or to establish, determine priority of, perfect, continue perfection, terminate and/or enforce Secured Party's interest in it or rights under this Agreement, including, but not limited to, executing financing statements. Debtor authorizes Secured Party to prepare and file financing statements to perfect Secured Party's security interest in the Collateral.

         (d) INSPECTION OF COLLATERAL. At reasonable times and with prior notice, Secured Party may examine the Collateral and Debtor's records pertaining to it, wherever located, and make copies of records. Debtor shall assist Secured Party in so doing.

         (e) INFORMATION. Upon request, Debtor shall provide Secured Party with such financial information as Secured Party may request.

                           4. RIGHTS OF SECURED PARTY
                              -----------------------

         (a) AUTHORITY TO PERFORM FOR DEBTOR. Upon the occurrence of an event of default by Borrower under any agreements with Secured Party or if Debtor fails to perform any of Debtor's duties set forth in this Agreement or in the Guaranty, Secured Party is authorized, in Debtor's name or otherwise, to take any such action permitted by applicable law, including, without limitation, paying any amount so required, and the cost shall be part of the Obligations secured by this Agreement and shall be payable by Debtor upon demand.

         (b) SETOFF/RECOUPMENT. As further security for the Obligations, Debtor grants Secured Party a security interest and lien in any credit balance or accounts payable and other money now or hereafter owing Debtor by Secured Party or any assignee or affiliate of Secured Party. Further, Debtor agrees that Secured Party may, without prior notice or demand, setoff against and recoup the Obligations from any such credit balance or accounts payable balance or other money in the possession of Secured Party or any assignee or affiliate of Secured Party, regardless of whether or not such amounts are then due.

         (c) NON-LIABILITY OF SECURED PARTY. Secured Party has no duty to protect, insure, collect or realize upon the Collateral or preserve rights in it against prior parties.

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

                              5. EVENTS OF DEFAULT
                                 -----------------

          All of the Obligations shall, at the option of Secured Party and without any notice or demand, become immediately payable upon the occurrence of any one or more of the following ("EVENTS OF DEFAULT"):

         (a) NONPERFORMANCE. Subject to any applicable cure periods, if Debtor fails to pay when due any of the Obligations or to perform, or rectify breach of, any warranty or other undertaking by Debtor in this Agreement, the Guaranty or in any evidence of the Obligations;

         (b) INABILITY TO PERFORM. If (i) Debtor ceases to exist, or (ii) Debtor becomes insolvent (unable to pay its debts as they come due or has liabilities in excess of its assets) or the subject of bankruptcy or insolvency proceedings, or any proceedings for the reorganization or rehabilitation of Debtor which are not dismissed or stayed pending an appeal within 30 days; or

         (c) DEFAULT BY BORROWERS. Subject to any applicable cure periods, if an event of default occurs under any agreements between Secured Party and Borrowers.

                                   6. REMEDIES
                                      --------

         Upon the occurrence of an Event of Default, Secured Party shall have all rights and remedies for default provided by the Uniform Commercial Code as adopted in Michigan, as well as any other applicable law and any evidence of or document or agreement relating to the Obligations. With respect to such rights and remedies:

         (a) REPOSSESSION. Secured Party may, without notice or hearing, which Debtor waives, take immediate possession of Collateral.

         (b) ASSEMBLING COLLATERAL. Secured Party may require Debtor to assemble the Collateral and to make it available to Secured Party at any convenient place designated by Secured Party.

         (c) NOTICE OF DISPOSITION. Written notice, when required by law, sent to any address of Debtor, shown as provided for in this Agreement, at least twenty-one (21) business days (counting the day of sending) before the date of a proposed disposition of the Collateral is reasonable notice.

         (d) EXPENSES AND APPLICATION OF PROCEEDS. Debtor shall reimburse Secured Party for any expense incurred by Secured Party in protecting or enforcing its rights under this Agreement, including, without limitation, reasonable attorneys' fees and court costs, and all expenses of taking possession, holding, preparing for disposition and disposing of the Collateral; provided, however, in any litigation or similar proceeding, Debtor shall not be required to reimburse Secured Party for legal fees and costs incurred in such litigation or proceeding unless Lender substantially prevails. After deduction of such expenses, Secured Party may apply the proceeds of disposition to the Obligations in such order and amounts as it elects.

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         (e) WAIVER. Secured Party may permit Debtor to remedy any default without waiving the default so remedied, and Secured Party may waive any default without waiving any other subsequent or prior default by Debtor.

                                7. PERSONS BOUND
                                   -------------

         This Agreement benefits Secured Party, its successors and assigns, and binds the Debtor and its successors and assigns.

                                8. INTERPRETATION
                                   --------------

         Except to the extent that perfection of Secured Party's security interest may be governed by the laws of another state, the validity, construction and enforcement of this Agreement shall be determined and governed by the internal laws of Michigan. All terms not otherwise defined have the meanings assigned to them by the Michigan Uniform Commercial Code. Invalidity of any provision of this Agreement shall not affect the validity of any other provision.

                              9. COURT PROCEEDINGS
                                 -----------------

         UNLESS OTHERWISE SPECIFICALLY STATED TO THE CONTRARY HEREIN OR IN ANY INSTRUMENT OR AGREEMENT EVIDENCING THE OBLIGATIONS, DEBTOR ACKNOWLEDGES THAT ALL OBLIGATIONS HAVE BEEN OR WILL BE INCURRED FOR A BUSINESS PURPOSE, AND THAT SECURED PARTY WILL SUFFER IRREPARABLE HARM AND INJURY IF DISPUTES UNDER THIS AGREEMENT MUST BE SUBJECT OF A HEARING AFTER SECURED PARTY DEMANDS IMMEDIATE POSSESSION OF THE COLLATERAL. AFTER HAVING CONSULTED WITH COUNSEL OF ITS CHOICE (OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH SUCH COUNSEL) AS TO THE EFFECT OF THIS PROVISION, DEBTOR KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES ALL CONSTITUTIONAL, STATUTORY AND OTHER RIGHTS FOR A HEARING BEFORE SECURED PARTY MAY TAKE POSSESSION OF THE COLLATERAL, ALL RIGHTS GRANTED UNDER THE STATUTES OR COURT RULES REGARDING REPLEVIN.

                                    10. VENUE
                                        -----

         THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MICHIGAN WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. DEBTOR AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE LITIGATED ONLY IN THE FEDERAL COURTS LOCATED IN DETROIT, MICHIGAN, STATE COURTS IN OAKLAND COUNTY, MICHIGAN OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER COURT IN WHICH SECURED PARTY SHALL INITIATE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. DEBTOR WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY AND ANY RIGHT DEBTOR MAY HAVE TO ASSERT THE DOCTRINE OF "FORUM NON CONVENIENS" OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS
SECTION 10.

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                              11. JURY TRIAL WAIVER
                                  -----------------

         DEBTOR ON THE ONE HAND, AND SECURED PARTY ON THE OTHER HAND, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. SECURED PARTY AND DEBTOR, AFTER CONSULTING WITH COUNSEL OF THEIR CHOICE, EACH HEREBY KNOWINGLY AND VOLUNTARILY, WITHOUT COERCION, WAIVE ALL RIGHTS TO TRIAL BY JURY OF ALL DISPUTES BETWEEN THEM. NEITHER DEBTOR NOR SECURED PARTY SHALL BE DEEMED TO HAVE GIVEN UP THIS WAIVER OF JURY TRIAL UNLESS SUCH RELINQUISHMENT IS IN A WRITTEN INSTRUMENT SIGNED BY THE PARTY TO CHARGED.


                                                "DEBTOR"

                                                IOM HOLDINGS, INC.


                                                By:/S/ Tony Shahbaz
                                                   ----------------

                                                      Title: President/CEO
                                                             -------------

                                                Addresses for notice purposes:

                                                4 Marconi
                                                Irvine, CA 92618


[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRIOR PAGE]


ACCEPTED ON THE DATE WRITTEN ABOVE:

"SECURED PARTY"

GMAC COMMERCIAL FINANCE  LLC


By: /S/ Kathryn Williams
    --------------------
         Its:________________________





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